SCHEDULE 14A INFORMATION
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.________)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
BAYOU CITY EXPLORATION, INC.
(Name of Registrant as Specified in its Chapter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2009
          Notice is hereby given that the Annual Meeting (“Annual Meeting”) of Stockholders of Bayou City Exploration, Inc. (the “Company”) will be held at 10 a.m., Central Daylight Time, on Tuesday, June 30, 2009 at 632 Adams Suite 700, Bowling Green, Kentucky 42101 for the following purposes:
          (1) To elect four directors to serve a term of one year; and
          (2) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.
          Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.
          Prior to completion of the enclosed proxy card, all stockholders are encouraged to carefully read the accompanying Proxy Statement for further information concerning the proposals that will be presented at the Annual Meeting.
          Only holders of record of outstanding shares of the Company’s Common Stock at the close of business on April 30, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.
By: /s/ Robert D. Burr
Chairman, President and CEO
Bowling Green, Kentucky
May 28, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
THE ANNUAL MEETING
VOTING
PROPOSAL NO. 1
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION PLAN
EQUITY COMPENSATION PLAN INFORMATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END OPTION AWARDS
BOARD MEETINGS AND COMPENSATION
DIRECTOR COMPENSATION
SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS CONTRACTUAL AGREEMENTS
INDEPENDENT AUDITORS
AUDIT FEES
TAX FEES
STOCKHOLDER PROPOSALS
ANNUAL REPORT
ANNUAL REPORT
STOCKHOLDER COMMUNICATION WITH DIRECTORS
OTHER MATTERS

BAYOU CITY EXPLORATION, INC.
10777 WESTHEIMER ROAD
HOUSTON, TEXAS 77042
PROXY STATEMENT
THE ANNUAL MEETING
          This Proxy Statement is furnished to stockholders of Bayou City Exploration, Inc. (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on Tuesday, June 30, 2009 at 632 Adams Suite 700, Bowling Green, Kentucky 42101 and at any adjournment(s) thereof (the “Annual Meeting”). Commencing on or about May 28, 2009, this Proxy Statement, the enclosed proxy card and the Company’s Annual Report on Form 10-K are being mailed to stockholders of record of the Company as of April 30, 2009 (the “Record Date”). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.
VOTING
          The stock transfer book will not be closed, but only record holders of outstanding shares of the Company’s common stock, par value $.005 per share (the “Common Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 26,653,633 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.
          The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.
          The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.
          To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.
          If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker non-vote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.
          Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

          When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder’s instructions. The Proxy is Robert D. Burr, President, Chief Executive Officer and Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.
PROPOSAL NO. 1
TO ELECT FOUR DIRECTORS TO SERVE FOR A TERM OF ONE YEAR
          The affirmative vote of the holders of a plurality of the total votes cast by stockholders entitled to vote and present in person or by proxy at the Annual Meeting is required to elect each director. In accordance with the Company’s Bylaws, the Board of Directors has fixed the number of directors at four for the upcoming election. The terms of all current directors, Robert D. Burr, Gregory B. Shea, and Harry J. Peters expire in 2009 and their successors will be elected at the Annual Meeting. The Board of Directors has nominated Robert D. Burr, Gregory B. Shea, Harry J. Peters, and Stephen C. Larkin for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.
          Gregory B. Shea is the son-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.
          Information regarding the nominees and the directors of the Company as of April 30, 2009 is provided below. If elected, the term of each director will expire in 2010.

Nominees	Age	Company Position or Office	Director Since
Robert D. Burr	63	Chairman, President and CEO	1996

Harry J. Peters	65	Director	2000

Gregory B. Shea	46	Director	1999

Stephen C. Larkin	49	Director	N/A
ROBERT D. BURR, age 63, Bowling Green, Kentucky, was named interim president and Chief Executive Officer in April, 2007, and has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. (“BR Group”) since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 27 years in the oil and gas business with a myriad of companies.
HARRY J. PETERS, age 65, Bowling Green, Kentucky, served as Senior Vice President and Chief Operating Officer (COO) from May 2003 through September 2005. He was Senior Vice President-Acquisitions from August 2000 to April 2003. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a Director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of BR Group since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

GREGORY B. SHEA, age 46, Bowling Green, Kentucky, has been a Director since 1999. From 1999 through June 2005, Mr. Shea served as Senior Vice President-Operations of the Company and from May 2002 through June 2005 he also served as Secretary-Treasurer. Mr. Shea has previously managed BR Group’s and Bayou City Exploration, Inc.’s Kentucky drilling and field operations, drilling over 350 wells from 1997 to 2002. During that time, Mr. Shea was also President of Blue Ridge Builders, Inc., a residential and commercial construction company in Bowling Green, Kentucky. Blue Ridge Builders, Inc. was responsible for the construction of over 70 properties in Kentucky and Tennessee. He was elected a Director of BR Group in February 1995. Between 1981 and 1986, he attended North Texas State University. Mr. Shea is also the son-in-law of Mr. Burr.
STEPHEN C. LARKIN, 49 is currently Senior Vice President of Finance for Blue Ridge Group and Chief Financial Officer for Peerium, Inc. Prior to joining Blue Ridge Group and Peerium, Inc. Mr. Larkin spent 10 years as President & CEO of Sensus Precision Die Casting, Inc. and President, CEO and Chairman of the Board Sensus Rongtai (Yangzhou) Precision Die Casting, Ltd. (a Chinese subsidiary of Sensus Precision Die Casting, Inc.). Mr. Larkin spent a total of 21 years with Sensus Metering Systems, Inc. (parent company to Sensus Precision Die Casting, Inc.) in positions ranging from Controller & CFO of one of their divisions (for seven years), to Vice President of Operations (for four years) then finally with Sensus Precision Die Casting Company as their President and CEO. Prior to that Mr. Larkin spent almost six years with Ernst and Young CPA’s both in the Lansing Michigan office and the Tampa Florida office and held the position of Senior Manager-Auditing when he left. Mr. Larkin earned a B.A. Degree from Michigan State University in Accounting in 1981, an MBA Degree from Michigan State University in Operations Management in 1989 and an Executive MBA from the University of New Hampshire in International Business in 1997. Mr. Larkin also passed the CPA exam in May 1982 and was granted a CPA license in May 1982 in the State of Florida.
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them. The Company believes that during the 2008 fiscal year, its officers, directors and 10% shareholders complied with the Section 16(a) filing requirements in a timely fashion.
REPORT OF THE AUDIT COMMITTEE
          As of the date of this Proxy Statement, the Company has not appointed members to an audit committee and an audit committee does not exist. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.
          The Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. The audit committee’s primary function will be to provide advice with respect to the Company’s financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee’s primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company’s independent accountants; (iii) to evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management’s establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.
          Currently, the entire Board of Directors performs the duties of an Audit Committee and oversees the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the interim financial statements filed quarterly and the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
          The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the

Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board of Directors has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors’ independence.
          The Board of Directors discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the independent auditors, with management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting. The independent auditors afforded the Board, which they declined, an opportunity to meet without management present. In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Board of Directors also approved the selection of the Company’s independent auditors.
EXECUTIVE COMPENSATION
          The following table shows information for the year ended December 31, 2008 regarding the compensation of both our Chief Executive Officers, and each of our two other most highly compensated executive officers as of December 31, 2008, whom we refer to collectively as the “Named Executive Officers,” for service in all capacities with our company and our subsidiaries.
SUMMARY COMPENSATION TABLE

Change in
pension value
and
						Non-Equity	nonqualified
Name and				Stock	Option	Incentive Plan	deferred	All Other
principal		Salary	Bonus	awards	Awards	Compensation	compensation	Compensation	Total
position	Year	($)	($)	($)	($) (3)	($)	earnings ($)	($)	($)

Robert D. Burr President, CEO and Acting CFO	2008	—	—	—	—	—	—	—	—
Employment Agreements
          On January 1, 2006, the Company entered into an employment agreement with D. Edwin Suhr, Jr. to serve as Senior Vice President Land as well as the Corporate Secretary (“2006 Contract”). Mr. Suhr’s contract was for a one year period and was automatically extended for one additional year at the end of the initial term and each extension period, unless either party gives at least 90 days prior notice, prior to the end of the applicable term. Mr. Suhr’s annual base salary was $120,000. On December 29, 2006, the Company entered into a revised three year employment agreement effective January 1, 2007 with Mr. Suhr (“2007 Contract”). The 2007 Contract provided for automatic extensions for one additional year at the end of the initial term and each extension period, unless either party gives at least 30 days prior notice, prior to the end of the applicable term. Mr. Suhr’s annual base salary was increased to $180,000. Mr. Suhr’s 2007 Contract also provided that the Company would grant him the number of shares of restricted Company common stock equal to $30,000 divided by the previous 30 day trading price of the Company stock on each of the anniversary dates of the agreement in 2008, 2009, 2010.
          The 2007 Contract could have been terminated by the Company on the death or disability of Mr. Suhr or in the event the Mr. Suhr engaged in any act constituting “cause,” as defined in the agreement. Mr. Suhr’s 2006 Contract also contained a provision allowing the Company to terminate his employment at any time with or without cause on 30 days’ written notice. Both agreements also provide that Mr. Suhr would have been entitled to participate in any other individual or group health insurance, which the Company may from time to time make available to similarly situated employees. The 2007 Contract contained provisions providing for non-disclosure of proprietary information and surrender or records and contains a covenant not to solicit, divert or appropriate any Restricted Clients (as defined in the agreements) of Company during his employment and for two years following the termination of their employment. The Company gave Mr. Suhr 30 days notice of termination of employment as of April 1, 2007. The Company has not obtained a release from this contract and the ultimate outcome of the contract is unknown at this time.
STOCK OPTION PLAN
     On February 22, 2005, the Board of Directors approved the Bayou City Exploration, Inc. (formerly Blue Ridge Energy, Inc.) 2005 Stock Option and Incentive Plan (the “Stock Option Plan”). The Stock Option Plan allows for the granting of stock options to eligible directors, officers, employees, consultants and advisors.
     Effective January 1, 2006, the Company accounts for the Plan in accordance with revised Statement of Financial Accounting Standards (SFAS) No. 123, Share-Based Payment (SFAS 123(R)). Accordingly, stock compensation expense has been recognized in the statement of operations based on the grant date fair value of the options for the period ended December 31, 2008. Prior to January 1, 2006, the Company accounted for stock compensation cost under the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB 25) as permitted by SFAS 123 as originally issued. Under APB 25, stock compensation expense was recognized only if the options had intrinsic value (difference between option exercise price and the fair market value of the underlying stock) at the date of grant. As the Company issued all options with an exercise price equal to the grant date market value of the underlying stock, no compensation expense had previously been recorded by the Company.
     The maximum number of shares with respect to which options may be awarded under the Stock Option Plan is seven million (7,000,000) common shares of which approximately 3,900,000 shares remain available for grant as of December 31, 2008. The following table shows more information about our Stock Option Plan.
EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for future
issuance under equity
	Number of securities to be		compensation plans (excluding
	issued upon exercise of	Weighted-average exercise	securities to be issued upon
	outstanding options, warrants	price of outstanding options,	exercise of outstanding
Plan category	and rights	warrants and rights	options, warrants, and rights)

Equity compensation plans approved by security holders	3,068,750	$0.428	3,900,000

Equity compensation plans not approved by security holders	None	n/a	None

Total	3,068,750	$0.428	3,900,000
     The following table shows information regarding awards granted to each of our Named Executive Officers under our Stock Option Plan outstanding as of December 31, 2008. There are no outstanding stock awards and no additional stock options have been granted to officers or directors of the company as of April 30, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS

	Number of	Number of
	Securities	Securities	Equity Incentive Plan
	Underlying	Underlying	Awards: Number of
	Unexercised	Unexercised	Securities Underlying
	Options	Options	Unexercised	Option Exercise	Option
	(#)	(#)	Unearned Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date

Robert D. Burr	75,000	—	—	$1.70	04/30/11
President and CEO (1)	281,250	—	—	$0.40	04/30/12
	967,500	—	—	$0.30	02/22/10
BOARD MEETINGS AND COMPENSATION
     During the year ended December 31, 2008, the Board of Directors of the Company met on one occasion. Each of the Company’s directors attended the meeting of the Board of Directors. While the Company has no formal policy, directors are encouraged to attend the Company’s annual meeting of stockholders. The Company does not have an Audit, Nomination or Compensation Committee.
     Based on the Company’s history and experience without a nominating committee, the Board of Directors believes it is appropriate for the Company to continue operations without a standing nominating committee. Historically, there have not been many vacancies on the Board and the entire Board has identified available, qualified candidates. All directors participate in the consideration of the director nominees. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board’s composition. However, in making nominations the Board will consider the individual’s integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. The Board of Directors will consider persons for director nomination who are proposed by stockholders. The Board of Directors will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or stockholder. Stockholders who wish to propose a person for consideration by the Board of Directors as a director nominee should send the name of such person, together with information concerning such person’s qualifications and experience, in writing to the Chairman of the Board at the Company’s address.
     During 2008, the directors of the Company received the following compensation for their services as directors of the Company.
DIRECTOR COMPENSATION

Non-Qualified
	Fees Earned			Non-Equity	Deferred
	or Paid in			Incentive Plan	Compensation	All Other
	Cash	Stock	Option	Compensation	Earnings	Compensation	Total
Name	($)	Awards ($)	Awards ($)	($)	($)	($)	($)

Robert D. Burr	—	—	—	—	—	—	—
Harry J. Peters	—	—	—	—	—	—	—
Gregory B. Shea (1)	—	—	—	—	—	—	—

SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT
          The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at April 30, 2009. The Securities Exchange Act of 1934 requires certain persons, including the Company’s directors and executive officers, to file reports with the SEC regarding beneficial ownership of certain equity securities of the Company. The Company has relied upon information known to the Company and these SEC beneficial ownership filings in disclosing the following information regarding security ownership of 5% beneficial owners and management.

Name and Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership		Percent of Class

Robert D. Burr	3,907,721	(1)	14.0%
632 Adams Street, Suite 710 Bowling Green, KY 42101

Blue Ridge Group, Inc.	3,638,371	(2)	13.7%
632 Adams Street, Suite 710 Bowling Green, KY 42101

(1)	Mr. Burr’s beneficial ownership includes vested options of 1,323,750 shares and 2,583,371 shares (71.02% of 3,638,371) of BR Group’s direct ownership of common shares. By virtue of his position as Chairman of the Board of BR Group, Mr. Burr may be deemed to beneficially own the 3,638,371 shares of the Company’s Common Stock beneficially owned by BR Group. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.02% of the outstanding shares of BR Group, which beneficially owns approximately 13.8% of the Company.

(2)	BR Group’s beneficial ownership is attributable to its direct ownership of 3,638,371 shares of the Company’s Common Stock.
          The table below sets forth the beneficial ownership of the Company’s Common Stock by each executive officer, director and director nominee of the Company as of April 30, 2007.

Name of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership (4)	of Class

Robert D. Burr (1)	3,907,721	14.0%

Harry J. Peters (2)	1,012,263	3.7%

Gregory B. Shea (3)	762,263	2.8%

All directors, nominees and officers as a group (5 persons)	5,682,247	20.2%

(1)	Mr. Burr’s beneficial ownership includes vested options of 1,323,750 shares and 2,583,371 shares (71.02% of 3,638,371) of BR Group’s direct ownership of common shares. By virtue of his position as Chairman of the Board of BR Group, Mr. Burr may be deemed to beneficially own the 3,638,371 shares of the Company’s Common Stock beneficially owned by BR Group. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.02% of the outstanding shares of BR Group, which beneficially owns approximately 13.8% of the Company.

(2)	Mr. Peters’ beneficial ownership includes vested options of 947,500 shares and 64,763 shares (1.78% of 3,638,371) of BR Group’s direct ownership of common shares.

(3)	Mr. Shea’s beneficial ownership includes vested options of 697,500 shares and 64,763 shares (1.78% of 3,638,371) of BR Group’s direct ownership of common shares.

(4)	These beneficial ownerships represent vested stock options and options exercisable within 60 days of April 30, 2009.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS CONTRACTUAL AGREEMENTS
Common Stock Transactions:
          As of April 30, 2009, there are 26,653,633 shares of common stock issued and outstanding. A total of 3,638,371 shares are held by BR Group and the remaining 23,015,262 shares are held by approximately 600 shareholders of record.
Receivables & Payables with Related Parties:
          On July 17, 2008, the Company renewed a $500,000 promissory note with BR Group to finance the Company’s operations. The note bears interest at 8.0% on the unpaid balance and is due on demand. The note is secured by all oil and gas production income that the Company holds until the note has been paid in full. At December 31, 2008 the note balance was $393,000.
          The promissory note payable to BR Group was originally entered into October 1, 2004, for $123,000 to settle outstanding cash advances received from BR Group during prior periods. The note bears interest at 7.95% and is payable in full on or before July 17, 2009. The note is secured by all oil and gas production income that the Company holds until the note has been paid in full. The Company has failed to make payments on the note since February, 2007. The accrued interest amount includes the unpaid interest on this note as of December 31, 2008 in the amount of $17,000.
          As of December 31, 2008 the Company owed Gulf Coast Drilling Company (an affiliate of BR Group) $104,000 in drilling advances received for the King Unit #1 well that were in excess of BR Group’s participation interest in the well. As of December 31, 2008, the Company had a trade payable due to BR Group in the amount of $3,000.
          The fee mineral acres of the McAllen West Prospect previously secured the line of credit from BR Group. In February, 2008, the Company was successful in selling its McAllen West Prospect and received $358,000. The Company had costs of $300,000 associated with this prospect previously included in property and equipment on the Company’s balance sheet resulting in a $58,000 gain on sale of assets recognized in the Company’s statement of operations. The sales proceeds from the secured property have not been paid to BR Group. BR Group has not yet demanded the proceeds from the sale to be paid on the secured indebtedness but instead has allowed the sales proceeds to remain in Bayou to be used for operating capital.

          During the 2nd and 3rd quarters, 2007, a minority shareholder loaned the Company $85,000 to finance the Company’s operations. No loan documents were executed.
          During the 4th quarter, 2007, Peter Chen, a minority shareholder loaned the Company $100,000 to finance the Company’s operations. The Company executed a promissory note on October 4, 2007, the note is due on demand and bears an interest rate of 0%.
INDEPENDENT AUDITORS
          In March 2008, the Company hired Killman, Murrell & Company, PC (Killman) as its independent auditors. Killman conducted the quarterly reviews for 2008 and the annual audit for 2008. The Company currently intends to engaged Killman for the December 31, 2009 audit and the quarterly reviews for the 2009 year. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that the auditors will be present at the Annual Meeting.
AUDIT FEES
          The Company incurred $46,000 in audit fees from Killman for the review of the three 2008 quarterly 10-Q reports and the annual December 31, 2008 audit. The Company incurred $128,000 in audit fees for the review of three 2007 quarterly 10-Q reports and the annual December 31, 2007 audit.
TAX FEES
          During 2008 the Company engaged an independent CPA firm other than its independent auditors to prepare its 2007 federal and state tax returns. Danny W. Looney, PC billed the Company $4,000 during 2008 for the preparation of the Company’s 2007 federal and state income tax filings. During 2007 Danny W. Looney, PC billed the Company $3,000 for the preparation of the Company’s 2006 federal and state income tax filings.
STOCKHOLDER PROPOSALS
          Any proposal that a stockholder of the Company intends to present at the 2008 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company’s offices at 632 Adams, Suite 700, Bowling Green, Kentucky 42101, by December 31, 2007 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2008 Annual Meeting.
ANNUAL REPORT
          Please refer to the Company’s enclosed 2008 Annual Report on Form 10-K for financial statements, other financial information, and management’s discussion and analysis of the financial condition and results of operations of the Company.
CODE OF ETHICS
          The Company adopted a code of ethics during 2004 that applies to all employees including its directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company undertakes to provide to any person without charge, upon written request addressed to the Company’s Secretary, a copy of such code of ethics.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
          A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at the Company’s address. The Secretary will forward stockholder communications to the appropriate director or directors for review. Anyone who has a concern about the conduct of the Company or the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at the Company’s address. Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked “confidential.”
OTHER MATTERS
          We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
BAYOU CITY EXPLORATION, INC.
ROBERT D. BURR
CHAIRMAN, PRESIDENT AND CEO
Bowling Green, Kentucky
May 28, 2009

BAYOU CITY EXPLORATION, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
Annual Meeting to be held on June 30, 2009 at 10:00 a.m. CDT

For stockholders as of	Control No.

April 30, 2009
          The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the Company held of record by the undersigned on April 30, 2009.
          This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated on Proposals 1, and 2, this proxy will be voted “For”.
PROPOSALS
1. ELECTION OF DIRECTORS
1. Robert D. Burr
2. Harry J. Peters
3. Gregory B. Shea
4. Stephen C. Larkin
2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
The Board of Directors recommends a vote for Proposals 1, and 2.

BAYOU CITY EXPLORATION, INC.
Annual Meeting to be held on
June 30, 2009 at 10:00 a.m. CDT
1. Directors
(Mark “X” for only one box)
☐	For all Nominees

☐	Withhold all Nominees

☐	Withhold authority to vote for any individual Nominee.
Write number(s) of Nominees below:
Use numbers only
2. Authorization for proxy to vote other business
     ☐ For  ☐  Against  ☐ Abstain

Signature	Date
Bayou City Exploration, Inc.
632 Adams Suite 700
Bowling Green, Kentucky 42101